UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021

NEXGEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56066	26-4042544
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2150 Cabot Boulevard West, Suite B Langhorne, Pennsylvania	19067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On October 28, 2021, NexGel, Inc., a Delaware corporation (the “Company”), entered into a Second Amendment to the Senior Secured Promissory Note, Warrants, and Securities Purchase Agreement dated March 11, 2021 (the “Second Amendment”) with Auctus Fund, LLC, a Delaware limited liability company (“Auctus”).

As background and pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) dated March 11, 2021 (the “Closing Date”), on the Closing Date the Company issued to Auctus a Senior Secured Promissory Note in the original principal amount of $1,500,000 (the “Note”), a First Warrant and a Second Warrant (as such terms are defined in the Purchase Agreement”). On the Closing Date, Company and Auctus also entered into a Security Agreement (among other agreements) whereby the Company agreed to secure the obligations under the Note with all of its assets (the “Security Agreement”). The Auctus Note transaction is more fully described in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 17, 2021. On August 13, 2021 the Company and Auctus entered into the First Amendment to the Senior Secured Promissory Note, Warrants, Security Agreement, and Securities Purchase Agreement as disclosed in the Company’s Form 10-Q for the period ended June 30, 2021 as filed with the Securities and Exchange Commission on August 16, 2021, a copy of which is attached thereto as Exhibit 10.1 (the “First Amendment”).

The Second Amendment extended the period of time during which the Company is required to be quoted or listed (as applicable) on the OTCQB, OTCQX, any tier of the NASDAQ Stock Market, the New York Stock Exchange, or the NYSE American from October 31, 2021 (as a result of a previous extension) to December 15, 2021 (the “Trading Date”). Additionally, the Security Agreement will be automatically terminated if the Company is quoted or listed as described above by the Trading Date assuming no event of default then exists.

Except for extending the Trading Date as described above, the Second Amendment did not amend any other substantive terms of the Purchase Agreement, the Note, the Warrants, the Security Agreement, the First Amendment or any other agreements between the Company and Auctus.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to the Senior Secured Promissory Note, Warrants, and Securities Purchase Agreement dated March 11, 2021, dated October 28, 2021, between the Company and Auctus Fund, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2021

NEXGEL, INC.

	By:	/s/ Adam Levy
Adam Levy
Chief Executive Officer